                                                     Exhibit 99.8
--------------------------------------------------------------------------------
                                                     Monthly Operating Report

 --------------------------------------
 CASE NAME: AIRCRAFT LEASING, INC.                 ACCRUAL BASIS
 --------------------------------------

 --------------------------------------
 CASE NUMBER: 400-42148-BJH-11                       02/13/95, RWD, 2/96
 --------------------------------------

 --------------------------------------
 JUDGE: BARBARA J. HOUSER
 --------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2002

 IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

 RESPONSIBLE PARTY:

 /s/ Drew Keith                               CHIEF FINANCIAL OFFICER
 ------------------------------------------   ----------------------------------
 ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE

 DREW KEITH                                               8/20/2002
 ------------------------------------------   ----------------------------------
 PRINTED NAME OF RESPONSIBLE PARTY                          DATE

 PREPARER:

 /s/ Kevin K. Craig                           CONTROLLER, KITTY HAWK INC.
 ------------------------------------------   ----------------------------------
 ORIGINAL SIGNATURE OF PREPARER                             TITLE

 KEVIN K. CRAIG                                           8/20/2002
 ------------------------------------------   ----------------------------------
 PRINTED NAME OF PREPARER                                   DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

 -------------------------------------
 CASE NAME: AIRCRAFT LEASING, INC.                           ACCRUAL BASIS-1
 -------------------------------------

 -------------------------------------

 -------------------------------------
 CASE NUMBER: 400-42148-BJH-11                      02/13/95, RWD, 2/96
 -------------------------------------

 -------------------------------------
  COMPARATIVE BALANCE SHEET
 ---------------------------------------------------------------------------------------------------------------------------
                                                         SCHEDULE            MONTH             MONTH              MONTH
                                                                     -------------------------------------------------------
 ASSETS                                                   AMOUNT          JULY, 2002
 ---------------------------------------------------------------------------------------------------------------------------
 1.   UNRESTRICTED CASH                                   $         0    $         0     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 2.   RESTRICTED CASH                                     $         0    $   452,982     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 3.   TOTAL CASH                                          $         0    $   452,982     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 4.   ACCOUNTS RECEIVABLE (NET)                           $         0    $         0     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 5.   INVENTORY                                           $         0    $         0     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 6.   NOTES RECEIVABLE                                    $         0    $         0     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 7.   PREPAID EXPENSES                                    $         0    $         0     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 8.   OTHER (ATTACH LIST)                                ($33,904,344)     ($274,954)    $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 9.   TOTAL CURRENT ASSETS                               ($33,904,344)   $   178,028     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 10.  PROPERTY, PLANT & EQUIPMENT                         $81,907,719    $ 1,185,175     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 11.  LESS: ACCUMULATED
      DEPRECIATION / DEPLETION                            $33,669,772    $   523,013     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 12.  NET PROPERTY, PLANT &
      EQUIPMENT                                           $48,237,946    $   662,162     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 13.  DUE FROM INSIDERS                                   $         0    $         0     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 14.  OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)                          $         0    $         0     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 15.  OTHER (ATTACH LIST)                                 $         0    $         0     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 16.  TOTAL ASSETS                                        $14,333,602    $   840,190     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 POSTPETITION LIABILITIES
 ---------------------------------------------------------------------------------------------------------------------------
 17.  ACCOUNTS PAYABLE                                                   $         0     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 18.  TAXES PAYABLE                                                      $         0     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 19.  NOTES PAYABLE                                                      $         0     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 20.  PROFESSIONAL FEES                                                  $         0     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 21.  SECURED DEBT                                                       $         0     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 22.  OTHER (ATTACH LIST)                                                ($5,739,405)    $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 23.  TOTAL POSTPETITION
      LIABILITIES                                                        ($5,739,405)    $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 PREPETITION LIABILITIES
 ---------------------------------------------------------------------------------------------------------------------------
 24.  SECURED DEBT                                        $ 2,811,382    $         0     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 25.  PRIORITY DEBT                                       $         0    $         0     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 26.  UNSECURED DEBT                                      $         0    $         0     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 27.  OTHER (ATTACH LIST)                                 $ 1,300,001    $ 2,399,516     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 28.  TOTAL PREPETITION LIABILITIES                       $ 4,111,383    $ 2,399,516     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 29.  TOTAL LIABILITIES                                   $ 4,111,383    ($3,339,889)    $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 EQUITY
 ---------------------------------------------------------------------------------------------------------------------------
 30.  PREPETITION OWNERS' EQUITY                          $         0    $12,789,185     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 31.  POSTPETITION CUMULATIVE
      PROFIT OR (LOSS)                                                   ($8,609,106)    $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 32.  DIRECT CHARGES TO EQUITY
      (ATTACH EXPLANATION)                                               $         0     $             0     $
 ---------------------------------------------------------------------------------------------------------------------------
 33.  TOTAL EQUITY                                        $         0    $ 4,180,079     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
 34.  TOTAL LIABILITIES &
      OWNERS' EQUITY                                      $ 4,111,383    $   840,190     $             0     $             0
 ---------------------------------------------------------------------------------------------------------------------------
                                                                         $         0     $             0     $             0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

 -------------------------------------
 CASE NAME: AIRCRAFT LEASING, INC.                 ACCRUAL BASIS-2
 -------------------------------------

 -------------------------------------
 CASE NUMBER: 400-42148-BJH-11                        02/13/95, RWD, 2/96
 -------------------------------------

 -----------------------------
 INCOME STATEMENT
 --------------------------------------------------------------------------------------------------------------------
                                                   MONTH             MONTH              MONTH            QUARTER
 REVENUES                                        JULY, 2002                                               TOTAL
 --------------------------------------------------------------------------------------------------------------------
 1.   GROSS REVENUES                         $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 2.   LESS: RETURNS & DISCOUNTS              $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 3.   NET REVENUE                            $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 COST OF GOODS SOLD
 --------------------------------------------------------------------------------------------------------------------
 4.   MATERIAL                               $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 5.   DIRECT LABOR                           $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 6.   DIRECT OVERHEAD                        $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 7.   TOTAL COST OF GOODS SOLD               $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 8.   GROSS PROFIT                           $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 OPERATING EXPENSES
 --------------------------------------------------------------------------------------------------------------------
 9.   OFFICER / INSIDER COMPENSATION         $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 10.  SELLING & MARKETING                    $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 11.  GENERAL & ADMINISTRATIVE               $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 12.  RENT & LEASE                           $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 13.  OTHER (ATTACH LIST)                    $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 14.  TOTAL OPERATING EXPENSES               $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 15.  INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                       $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 OTHER INCOME & EXPENSES
 --------------------------------------------------------------------------------------------------------------------
 16.  NON-OPERATING INCOME (ATT. LIST)                 ($186)   $             0    $             0              ($186)
 --------------------------------------------------------------------------------------------------------------------
 17.  NON-OPERATING EXPENSE (ATT. LIST)      $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 18.  INTEREST EXPENSE                       $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 19.  DEPRECIATION / DEPLETION               $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 20.  AMORTIZATION                           $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 21.  OTHER (ATTACH LIST)                    $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 22.  NET OTHER INCOME & EXPENSES                      ($186)   $             0    $             0              ($186)
 --------------------------------------------------------------------------------------------------------------------
 REORGANIZATION EXPENSES
 --------------------------------------------------------------------------------------------------------------------
 23.  PROFESSIONAL FEES                      $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 24.  U.S. TRUSTEE FEES                      $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 25.  OTHER (ATTACH LIST)                    $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 26.  TOTAL REORGANIZATION EXPENSES          $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 27.  INCOME TAX                             $            75    $             0    $             0    $            75
 --------------------------------------------------------------------------------------------------------------------
 28.  NET PROFIT (LOSS)                      $           111    $             0    $             0    $           111
 --------------------------------------------------------------------------------------------------------------------
                                             $             0    $             0    $             0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

 ---------------------------------------
  CASE NAME: AIRCRAFT LEASING, INC.               ACCRUAL BASIS-3
 ---------------------------------------

 ---------------------------------------
  CASE NUMBER: 400-42148-BJH-11                     02/13/95, RWD, 2/96
 ---------------------------------------

 -----------------------------
 INCOME STATEMENT
 --------------------------------------------------------------------------------------------------------------------
 CASH RECEIPTS AND                                 MONTH             MONTH              MONTH            QUARTER
 DISBURSEMENTS                                   JULY, 2002                                               TOTAL
 --------------------------------------------------------------------------------------------------------------------
 1.   CASH - BEGINNING OF MONTH              $       248,603    $       452,982    $       452,982    $       248,603
 --------------------------------------------------------------------------------------------------------------------
 RECEIPTS FROM OPERATIONS
 --------------------------------------------------------------------------------------------------------------------
 2.   CASH SALES                             $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 COLLECTION OF ACCOUNTS RECEIVABLE
 --------------------------------------------------------------------------------------------------------------------
 3.   PREPETITION                            $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 4.   POSTPETITION                           $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 5.   TOTAL OPERATING RECEIPTS               $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 NON - OPERATING RECEIPTS
 --------------------------------------------------------------------------------------------------------------------
 6.   LOANS & ADVANCES (ATTACH LIST)         $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 7.   SALE OF ASSETS                         $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 8.   OTHER (ATTACH LIST)                    $       400,186    $             0    $             0    $       400,186
 --------------------------------------------------------------------------------------------------------------------
 9.   TOTAL NON-OPERATING RECEIPTS           $       400,186    $             0    $             0    $       400,186
 --------------------------------------------------------------------------------------------------------------------
 10.  TOTAL RECEIPTS                         $       400,186    $             0    $             0    $       400,186
 --------------------------------------------------------------------------------------------------------------------
 11.  TOTAL CASH AVAILABLE                   $       648,789    $       452,982    $       452,982    $       648,789
 --------------------------------------------------------------------------------------------------------------------
 OPERATING DISBURSEMENTS
 --------------------------------------------------------------------------------------------------------------------
 12.  NET PAYROLL                            $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 13.  PAYROLL TAXES PAID                     $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 14.  SALES, USE & OTHER TAXES PAID          $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 15.  SECURED / RENTAL / LEASES              $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 16.  UTILITIES                              $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 17.  INSURANCE                              $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 18.  INVENTORY PURCHASES                    $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 19.  VEHICLE EXPENSES                       $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 20.  TRAVEL                                 $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 21.  ENTERTAINMENT                          $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 22.  REPAIRS & MAINTENANCE                  $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 23.  SUPPLIES                               $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 24.  ADVERTISING                            $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 25.  OTHER (ATTACH LIST)                    $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 26.  TOTAL OPERATING DISBURSEMENTS          $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 REORGANIZATION EXPENSES
 --------------------------------------------------------------------------------------------------------------------
 27.  PROFESSIONAL FEES                      $       195,807    $             0    $             0    $       195,807
 --------------------------------------------------------------------------------------------------------------------
 28.  U.S. TRUSTEE FEES                      $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 29.  OTHER (ATTACH LIST)                    $             0    $             0    $             0    $             0
 --------------------------------------------------------------------------------------------------------------------
 30.  TOTAL REORGANIZATION EXPENSES          $       195,807    $             0    $             0    $       195,807
 --------------------------------------------------------------------------------------------------------------------
 31.  TOTAL DISBURSEMENTS                    $       195,807    $             0    $             0    $       195,807
 --------------------------------------------------------------------------------------------------------------------
 32.  NET CASH FLOW                          $       204,379    $             0    $             0    $       204,379
 --------------------------------------------------------------------------------------------------------------------
 33.  CASH - END OF MONTH                    $       452,982    $       452,982    $       452,982    $       452,982
 --------------------------------------------------------------------------------------------------------------------
                                             $             0
 --------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                              Mothly Operating Report

--------------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                                                          ACCRUAL BASIS-4
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42148-BJH-11                                                                 02/13/95, RWD, 2/96
--------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                SCHEDULE           MONTH                MONTH           MONTH
                                                          ---------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                        AMOUNT              JULY, 2002
-------------------------------------------------------------------------------------------------------------------------
1.   0-30                                              $0                   $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------
2.   31-60                                             $0                   $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------
3.   61-90                                             $0                   $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------
4.   91+                                               $0                   $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------
5.   TOTAL ACCOUNTS RECEIVABLE                         $0                   $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------
6.   AMOUNT CONSIDERED UNCOLLECTIBLE                   $0                   $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)                         $0                   $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                              MONTH: JULY, 2002
                                                                             --------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                    0-30          31-60                61-90             91+
TAXES PAYABLE                       DAYS          DAYS                 DAYS              DAYS           TOTAL
-------------------------------------------------------------------------------------------------------------------------
 1.  FEDERAL                            $0             $0                   $0                 $0                 $0
 ------------------------------------------------------------------------------------------------------------------------
 2.  STATE                              $0             $0                   $0                 $0                 $0
 ------------------------------------------------------------------------------------------------------------------------
 3.  LOCAL                              $0             $0                   $0                 $0                 $0
 ------------------------------------------------------------------------------------------------------------------------
 4.  OTHER (ATTACH LIST)                $0             $0                   $0                 $0                 $0
 ------------------------------------------------------------------------------------------------------------------------
 5.  TOTAL TAXES PAYABLE                $0             $0                   $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 6.  ACCOUNTS PAYABLE                   $0             $0                   $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------

STATUS OF POSTPETITION TAXES                                          MONTH: JULY, 2002
                                                                             --------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                 BEGINNING              AMOUNT                          ENDING
                                                    TAX             WITHHELD AND/       AMOUNT            TAX
 FEDERAL                                        LIABILITY*            OR ACCRUED         PAID          LIABILITY
-------------------------------------------------------------------------------------------------------------------------
 1.  WITHHOLDING**                                     $0                   $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------
 2.  FICA-EMPLOYEE**                                   $0                   $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------
 3.  FICA-EMPLOYER**                                   $0                   $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------
 4.  UNEMPLOYMENT                                      $0                   $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------
 5.  INCOME                                            $0                   $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------
 6.  OTHER (ATTACH LIST)                               $0                   $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------
 7.  TOTAL FEDERAL TAXES                               $0                   $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------
 STATE AND LOCAL
-------------------------------------------------------------------------------------------------------------------------
 8.  WITHHOLDING                                       $0                   $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------
 9.  SALES                                             $0                   $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------
 10. EXCISE                                            $0                   $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------
 11. UNEMPLOYMENT                                      $0                   $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------
 12. REAL PROPERTY                                     $0                   $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------
 13. PERSONAL PROPERTY                                 $0                   $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------
 14. OTHER (ATTACH LIST)                               $0                   $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------
 15. TOTAL STATE & LOCAL                               $0                   $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------
 16. TOTAL TAXES                                       $0                   $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------

*    The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**   Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                              Monthly Operating Report

--------------------------------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                                          ACCRUAL BASIS-5
--------------------------------------------------------------

--------------------------------------------------------------
CASE NUMBER: 400-42148-BJH-11                                                 02/13/95, RWD, 2/96
--------------------------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.
Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                               MONTH: JULY, 2002
--------------------------------------------         ---------------------------------------------------------------
BANK RECONCILIATIONS
                                               Account #1         Account #2         Account #3
--------------------------------------------------------------------------------------------------------------------
A.     BANK:
---------------------------------------------------------------------------------------------------------
B.     ACCOUNT NUMBER:
---------------------------------------------------------------------------------------------------------   TOTAL
C.     PURPOSE (TYPE):
---------------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                           $0                                                      $0
--------------------------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED                     $0                                                      $0
--------------------------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS                         $0                                                      $0
--------------------------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                              $0                                                      $0
--------------------------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS                          $0                  $0                $0                $0
--------------------------------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------
INVESTMENT ACCOUNTS

--------------------------------------------------------------------------------------------------------------------
                                                DATE OF             TYPE OF           PURCHASE             CURRENT
BANK, ACCOUNT NAME & NUMBER                     PURCHASE           INSTRUMENT           PRICE               VALUE
--------------------------------------------------------------------------------------------------------------------
7.   BANK ONE TRUST (ESCROW) 6801456800*        1/3/2000          MONEY MARKET          $3,625,000          $      0
--------------------------------------------------------------------------------------------------------------------
8.   HSBC Bank USA (ESCROW) #10-876110         6/19/2000          MONEY MARKET          $3,560,463          $452,982
--------------------------------------------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------------------------------------------
10.
--------------------------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                                                      $452,982
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------
CASH
--------------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                                       $      0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                                              $452,982
--------------------------------------------------------------------------------------------------------------------
                                                                                                            $      0
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

     --------------------------------------------
     CASE NAME: KITTY HAWK CARGO, INC               ACCRUAL BASIS-6
     --------------------------------------------

     --------------------------------------------
     CASE NUMBER: 400-42148-BJH-11                     02/13/95, RWD, 2/96
     --------------------------------------------

                                                       MONTH:  JULY, 2002

     --------------------------------------------
     PAYMENTS TO INSIDERS AND PROFESSIONALS
     --------------------------------------------

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
     CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

     ----------------------------------------------------------
                              INSIDERS
     ----------------------------------------------------------
                            TYPE OF      AMOUNT    TOTAL PAID
                 NAME       PAYMENT       PAID       TO DATE
     ----------------------------------------------------------
     1. SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
     ----------------------------------------------------------
     2.
     ----------------------------------------------------------
     3.
     ----------------------------------------------------------
     4.
     ----------------------------------------------------------
     5.
     ----------------------------------------------------------
     6. TOTAL PAYMENTS
        TO INSIDERS                           $0          $0
     ----------------------------------------------------------

     ------------------------------------------------------------------------------------------
                                             PROFESSIONALS
     ------------------------------------------------------------------------------------------
                            DATE OF COURT                                              TOTAL
                         ORDER AUTHORIZING     AMOUNT        AMOUNT     TOTAL PAID    INCURRED
             NAME              PAYMENT        APPROVED        PAID       TO DATE      & UNPAID*
     ------------------------------------------------------------------------------------------
     1. SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
     ------------------------------------------------------------------------------------------
     2.
     ------------------------------------------------------------------------------------------
     3.
     ------------------------------------------------------------------------------------------
     4.
     ------------------------------------------------------------------------------------------
     5.
     ------------------------------------------------------------------------------------------
     6. TOTAL PAYMENTS
        TO PROFESSIONALS                           $0          $0           $0           $0
     ------------------------------------------------------------------------------------------

     * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

     ---------------------------------------------------------------------------
     POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
     PROTECTION PAYMENTS
     ---------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------
                                                           SCHEDULED     AMOUNTS
                                                            MONTHLY        PAID         TOTAL
                                                           PAYMENTS       DURING        UNPAID
              NAME OF CREDITOR                               DUE          MONTH      POSTPETITION
     ----------------------------------------------------------------------------------------------
     1. FIRST SOURCE BANK (865001)                              $0          $0             $0
     ----------------------------------------------------------------------------------------------
     2. FIRST SOURCE BANK (RPS)                                 $0          $0             $0
     ----------------------------------------------------------------------------------------------
     3. FIRST SOURCE BANK (AIA)                                 $0          $0             $0
     ----------------------------------------------------------------------------------------------
     4.                                                                                    $0
     ----------------------------------------------------------------------------------------------
     5.                                                                                    $0
     ----------------------------------------------------------------------------------------------
     6. TOTAL                                                   $0          $0             $0
     ----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

      --------------------------------------
      CASE NAME: AIRCRAFT LEASING, INC           ACCRUAL BASIS-7
      --------------------------------------

      --------------------------------------
      CASE NUMBER: 400-42148-BJH-11                   02/13/95, RWD, 2/96
      --------------------------------------

                                                  MONTH: JULY, 2002
                                                         -----------------------

      ------------------------------------
      QUESTIONNAIRE

      ---------------------------------------------------------------------------------------------------------
                                                                                          YES          NO
      ---------------------------------------------------------------------------------------------------------
      1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                            X
           THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
      ---------------------------------------------------------------------------------------------------------
      2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                  X
           OTHER THAN A DEBTOR IN POSSESSION  ACCOUNT?
      ---------------------------------------------------------------------------------------------------------
      3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                       X
           LOANS) DUE FROM RELATED PARTIES?
      ---------------------------------------------------------------------------------------------------------
      4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                      X
           THIS REPORTING PERIOD?
      ---------------------------------------------------------------------------------------------------------
      5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                            X
           DEBTOR FROM ANY PARTY?
      ---------------------------------------------------------------------------------------------------------
      6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                X
      ---------------------------------------------------------------------------------------------------------
      7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                          X
           PAST DUE?
      ---------------------------------------------------------------------------------------------------------
      8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                            X
      ---------------------------------------------------------------------------------------------------------
      9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                  X
      ---------------------------------------------------------------------------------------------------------
      10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                              X
           DELINQUENT?
      ---------------------------------------------------------------------------------------------------------
      11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                             X
           REPORTING PERIOD?
      ---------------------------------------------------------------------------------------------------------
      12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                             X
      ---------------------------------------------------------------------------------------------------------

      IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
      EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
      2a.)  $195,807 Disbursements to Successor Trustee of (HSBC-Escrow) account for Professional Fees,
            Transfer to KH Inc & KH Int'l
      ---------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------

      ------------------------------------
      INSURANCE
      ---------------------------------------------------------------------------------------------------------
                                                                                          YES          NO
      ---------------------------------------------------------------------------------------------------------
      1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                          X
           NECESSARY INSURANCE COVERAGES IN EFFECT?
      ---------------------------------------------------------------------------------------------------------
      2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                          X
      ---------------------------------------------------------------------------------------------------------
      3.   PLEASE ITEMIZE POLICIES BELOW.
      ---------------------------------------------------------------------------------------------------------

      IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
      HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
      AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

      ---------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------
                                                INSTALLMENT PAYMENTS
      ---------------------------------------------------------------------------------------------------------
                TYPE OF                                                                   PAYMENT AMOUNT
                 POLICY                    CARRIER            PERIOD COVERED                & FREQUENCY
      ---------------------------------------------------------------------------------------------------------
      ---------------------------------------------------------------------------------------------------------
           SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
      ---------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

  -----------------------------------------
  CASE NAME: AIRCRAFT LEASING, INC.                 FOOTNOTES SUPPLEMENT
  -----------------------------------------

  -----------------------------------------
  CASE NUMBER: 400-42148-BJH-11                      ACCRUAL BASIS
  -----------------------------------------

                                     MONTH:              JULY, 2002
                                            ---------------------------------

--------------------------------------------------------------------------------
 ACCRUAL BASIS   LINE
  FORM NUMBER   NUMBER                    FOOTNOTE/EXPLANATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      2           13     SFAS 121 Writedown of $5,736,370 of Assets, from USPS
--------------------------------------------------------------------------------
                           W-Net cancel 8/25/01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      2           21     Net Loss of $24,383,196 on Transfer of Aircraft &
--------------------------------------------------------------------------------
                           Engines to Bondholders 12/01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      3            8     All cash received into the subsidiary cash account is
--------------------------------------------------------------------------------
                           swept each night to Kitty Hawk, Inc. Master Account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      3           31     All disbursements (either by wire transfer or check),
--------------------------------------------------------------------------------
                           including payroll, are disbursed out of the Kitty
--------------------------------------------------------------------------------
                           Hawk, Inc. controlled disbursement account.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      4            6     All assessments of uncollectible accounts receivable
--------------------------------------------------------------------------------
                           are done at Kitty Hawk, Inc. All reserves are
--------------------------------------------------------------------------------
                           recorded at Inc. and pushed down to Inc.'s
--------------------------------------------------------------------------------
                           subsidiaries as deemed necessary.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      7         Insr 3   All insurance policies are carried in the name of Kitty
--------------------------------------------------------------------------------
                         Hawk, Inc. and its subsidiaries. Therefore, they are
--------------------------------------------------------------------------------
                         listed here accordingly.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

       ---------------------------------------
       CASE NAME: AIRCRAFT LEASING, INC.            ACCRUAL BASIS-Attachment
       ---------------------------------------

       ---------------------------------------
       CASE NUMBER: 400-42148-BJH-11
       ---------------------------------------

                                                   MONTH: JULY, 2002
                                                          ----------------
  MOR #       ITEM #       LIST OR EXPLANATION

  1 - BS         8         a)  $(274,954) Intercompany Cummulative Receivable/
                               Payable Balance

  1 - BS        22         a)  ($5,739,405) Accrued Federal Income Tax Credit
                               (Post-petition)

  1 - BS        27         a)  $2,399,516 Accrued Taxes Payable (Pre-petition)

  2 - IS        13

  2 - IS        16         a)  $186 Interest Income (from HSBC-Escrow account)

  2 - IS        21

  3 - CF         8         a)  $186 Interest Income (from HSBC-Escrow account)
                           b)  $400,000  I/C Transfer to HSBC-Escrow account
                               from KH Int'l Sale Procedes account

   4 - AP       T6         a)  Federal Income Taxes are now shown as Other
                               Accrued Liabilities (due to deferred tax credits)

   7 - QA        2         a)  $195,807 Disbursement to Successor Trustee of
                               (HSBC-Escrow) account for Professional Fees,
                               Transfer to KH Inc & KH Int'l



--------------------------------------------------------------------------------